UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): June 10, 2026

Valaris Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-08097	98-1589854
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House, 2 Church Street
Hamilton, Bermuda HM 11
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Common Shares	VAL	New York Stock Exchange
Warrants to purchase Common Shares	VAL WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) Valaris Limited (the "Company") held its 2026 Annual General Meeting of Shareholders in Bermuda on June 10, 2026.
(b) There were 69,251,773 shares entitled to vote at the meeting based on the April 13, 2026 record date, of which 61,111,993 shares, or 88.24%, were present and voting in person or by proxy. The following matters, detailed descriptions of which are contained in the 2026 Proxy Statement, were voted on at the meeting:

(1) To elect each of the following Directors to serve until the next Annual General Meeting of Shareholders or until their respective offices are otherwise vacated in accordance with the bye-laws of the Company:

a. Elizabeth D. Leykum
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
56,609,714	499,091	15,616	3,987,572

b. Anton Dibowitz
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
57,097,368	11,406	15,647	3,987,572

c. Dick Fagerstal
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
56,936,031	172,614	15,776	3,987,572

d. Joseph Goldschmid
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
56,039,451	1,068,650	16,320	3,987,572

e. Catherine J. Hughes
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
54,485,940	2,622,087	16,394	3,987,572

f. Kristian Johansen
			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
53,195,742	3,912,582	16,097	3,987,572

(2) To approve on an advisory, non-binding basis the compensation of the Company's named executive officers:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
55,748,798	928,586	447,037	3,987,572

(3) To approve the appointment of KPMG LLP as the Company's independent registered public accounting firm until the close of the next Annual General Meeting of Shareholders and to authorize the Company's board of directors, acting through the Audit Committee, to determine KPMG LLP's remuneration:

			Broker
Votes For	Votes Against	Votes Abstain	Non-Votes
57,705,016	3,378,791	28,186	N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valaris Limited

Date: June 10, 2026	/s/ Davor Vukadin
Davor Vukadin
Senior Vice President and General Counsel